Filed Pursuant to Rule 497

ANCORA TRUST

Ancora Income Fund

 Class I Shares
Class S Shares

Supplement dated September 1, 2020

To the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information dated April 30, 2020

This Supplement updates certain information contained in the above-dated Summary Prospectus, Prospectus and Statement of Additional Information for the Ancora Trust (the “Trust”) regarding the Ancora Income Fund (the “Fund”).

Effective October 1, 2020 (the “Effective Date”), the management fee payable to the Advisor for managing the Fund has been reduced to an annual rate of 0.50% of the net assets of such Fund.

As of the Effective Date, the “Annual Fund Operating Expenses” and the “Expense Example” tables in the Fund’s Summary Prospectus and the Fund’s Prospectus are deleted in their entirety and replaced with the corresponding tables below:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class I	Class S (4)
Management Fees(1)	0.50%	0.50%
Distribution/Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.53%	0.53%
Class I Class S
Shareholder Service Fees 0.01% 0.00%
Remainder of Other Expenses 0.53% 0.52%
Acquired Fund Fees and Expenses(2)	0.36%	0.36%
Total Annual Fund Operating Expenses	1.39%	1.39%
Fee Waiver(2)	0.00%	(0.03%)
Total Annual Fund Operating Expenses After Fee Waiver(3)	1.39%	1.36%

(1)

Management fees have been restated to reflect current fees.

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(2)

These fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

(3)

The Advisor and the Trust have entered into a fee waiver agreement whereby the Advisor has contractually agreed to waive a portion of its fees in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses and dividend expenses relating to short sales, interest, taxes, and brokerage commissions) to 1.285% for Class I shares and 1.00% for Class S shares.  These fee waivers will remain in effect until at least May 1, 2021, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  The Advisor is entitled to recover such waived amounts within the same fiscal year in which the Advisor reduced its fee.  No recoupment will occur except to the extent that the Fund’s expenses, together with the amount recovered, do not exceed the applicable expense limitation.  See “Fund Details – Investment Advisor” for details on this fee waiver agreement.

(4)

Other Expenses and Acquired Fund Fees and Expenses for Class S shares are based on estimated amounts.  Class S shares were not offered prior to the date of this prospectus.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This Example also assumes that your investment has a 5% annual return, maximum sales charges are applied and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Ancora Income Fund	1 Year	3 Years	5 Years	10 Years
Class I Shares	$142	$440	$761	$1,669
Class S Shares	$142	$440	$761	$1,669

Other Changes

The third paragraph under the heading of “Investment Advisor” on page 18 of the Prospectus, and the third paragraph under the heading of “Investment Advisor” on page 17 of the Statement of Additional Information, are hereby deleted and replaced in their entirety with the following statement:

“As compensation for the Advisor’s services rendered to the Funds, each of the Funds pays a fee, computed and paid monthly, at an annual rate of 1.00% of such Fund’s average daily net assets, except that the Ancora Income Fund and the Ancora Dividend

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Value Equity Fund pays a fee, computed and paid monthly, at an annual rate of 0.50% and 0.75%, respectively, of such Fund’s average daily net assets.”

 If you should have any questions, please call 1-866-626-2672 for assistance. These documents are available upon request and without charge by calling the Trust at 1-866-626-2672.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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